UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08437

Undiscovered Managers Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2004 to August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2005

JPMorgan Funds

Undiscovered

Managers

Funds

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

Undiscovered Managers Small Cap Growth Fund

CONTENTS

President's Letter	1

Fund Commentaries:

Behavioral Growth Fund	2

Behavioral Value Fund	5

REIT Fund	8

Small Cap Growth Fund	11

Schedules of Portfolio Investments	14

Financial Statements	26

Financial Highlights	36

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	57

Trustees	58

Officers	60

Schedule of Shareholder Expenses	62

Board Approval of Investment Advisory Agreements	65

Tax Letter	70

Highlights

•  U.S. economic growth was resilient over 12-month period

•  Interest-rate increases and rising oil prices led investor concerns

•  Expansion within manufacturing and non-manufacturing sectors continued

•  Mid- and small-cap stocks outperformed their large-cap counterparts

Investments in a fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any fund.

Prospective investors should refer to the fund's prospectus for a discussion of the fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a fund, including management fees and other expenses. Please read it carefully before investing.

Undiscovered
Managers Funds

PRESIDENT'S LETTER SEPTEMBER 15, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Undiscovered Managers Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended August 31, 2005, along with reports from the portfolio managers.

Healthy U.S. economy despite interest rate and oil price concerns

U.S. employment figures maintained a healthy overall pace over the 12 months, with unemployment ending the period at 4.9%. U.S. economic growth continued to show resiliency, with 4.4% gross domestic product (GDP) growth for calendar 2004 and 3.3% for the second quarter of 2005. Inflation showed modest gains, increasing 3.6% for the one-year period ended August 31, 2005. But increasing interest rates and rising oil prices lurked constantly on the economic landscape, despite a rise in employment gains, merger activity and corporate spending.

Interest-rate increases by the Federal Open Market Committee (FOMC), in particular, were a mainstay in economic news due to a relatively consistent schedule of 25 basis-point (bp) hikes. This interest-rate activity became a source of great consternation for investors, as speculation abounded regarding its underlying catalyst - to keep inflation under control, to discourage speculative risk taking, etc. Meanwhile, oil prices garnered their share of attention, with the West Texas Intermediate (WTI) rising more than 70% over the past 12 months and the price per barrel nearing $70 at times.

Although U.S. equity markets started out strong in the second quarter on growing investor optimism about the economy, the markets declined slightly in August as investors feared escalating energy prices would constrain overall economic growth for the balance of 2005. Nonetheless, expansion within manufacturing and non-manufacturing sectors continued, and job growth was robust in August. The housing market continued to be fueled by low interest rates, rising incomes and a belief that real estate is the best investment.

Mid- and small-capitalization outperformance

Most of the major indexes were positive for the 12-month period. Small-capitalization stocks led the pack, as the S&P SmallCap 600 Index turned in a strong performance of 26.79%. Mid-capitalization came in close behind their smaller counterparts, as the S&P MidCap 400 Index appreciated 24.82% for the period. Large-capitalization stocks made modest gains, with the broad-based S&P 500 Index returning 12.56%.

Outlook

We believe that the U.S. economy will continue to expand at a moderate pace and expect the Fed to continue its tightening campaign. With unemployment rates bottoming out and corporate profits remaining robust, a major piece of the continued economic expansion will center on companies' ability to limit upward pressure on unit labor costs. In addition, we expect the spending habits of U.S. consumers to play a major role in supporting the overall expansion and determining the future path of the economy.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

"We believe that the U.S. economy will continue to expand at a moderate pace."

Undiscovered Managers
Behavioral Growth Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/31/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$146,165
Primary Benchmark	Russell 2500 Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital by investing primarily in common stocks of U.S. companies that have growth characteristics, rose 33.5% (Institutional Class Shares) over the 12 months ended August 31, 2005, compared to the 25.3% return of the Russell 2500 Growth Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  Most of the Fund's performance versus its benchmark over the 12 months resulted from stock selection rather than sector allocation. In particular, the strongest contributor to relative and absolute performance was our stock selection in the information technology sector. Other contributors for the period were found in the healthcare and industrial sectors, while exposure to the energy sector detracted from performance.

Q:  HOW WAS THE FUND MANAGED?

A:  When looking for securities, we seek out stocks that we believe are mispriced based on behavioral biases rather than the more typical mispricings (PE, PB or growth rates) used by other investment managers. This results in a portfolio that is different from those of the typical small/mid-growth manager, producing, on average, a low correlation to the benchmark.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Over the past 12 months, we purchased a number of new companies that we believed were mispriced due to behavioral biases. The coming quarters will determine whether these stocks will outperform, but the important distinction is that there are always companies exceeding the market's expectations. Over a full market cycle, we expect that the Fund's performance will be driven by security selection, as the impact on performance from the consistent sector tilts will likely neutralize over time.

Undiscovered Managers Funds2

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Nvidia Corp.	4.0%
2.	Apple Computer, Inc.	3.8%
3.	Kyphon, Inc.	3.3%
4.	Nextel Partners, Inc., Class A	3.0%
5.	Gen-Probe, Inc.	3.0%
6.	Getty Images, Inc.	3.0%
7.	American Eagle Outfitters	2.9%
8.	Resources Connection, Inc.	2.8%
9.	Autodesk, Inc.	2.6%
10.	Thomas & Betts Corp.	2.4%

Top 10 equity holdings comprised 30.8% ($45,096 in thousands) of the Fund's Net Assets ($146,165 in thousands). As of August 31, 2005, the Fund held 50 equity holdings. Portfolio holdings are subject to change at any time.

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

Undiscovered Managers Funds3

Undiscovered Managers
Behavioral Growth Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005
	1 YEAR	5 YEARS	SINCE INCEPTION OF INVESTOR CLASS SHARES (7/31/98)
CLASS A SHARES
Without Sales Charge	33.00%	(4.48%)	7.13%
With Sales Charge*	25.99%	(5.50%)	6.32%
CLASS B SHARES
Without Sales Charge	32.34%	(4.60%)	7.04%
With Sales Charge**	27.34%	(5.09%)	7.04%
CLASS C SHARES
Without Sales Charge	32.34%	(4.60%)	7.04%
With Sales Charge***	31.34%	(4.60%)	7.04%
INSTITUTIONAL CLASS SHARES	33.45%	(4.20%)	9.19	%(a)
INVESTOR CLASS SHARES	33.00%	(4.48%)	7.13%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% since inception.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

  (a)  Since inception of Fund at 12/31/97.

LIFE OF FUND PERFORMANCE (12/31/97 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/31/97.

Historical performance shown for Classes A, B and C Shares prior to their inception date of 6/4/04 is based on the performance of Investor Class Shares. The actual returns of Classes A, B and C Shares would have been lower than shown because Classes A, B and C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund and the Russell 2500 Growth Index from December 31, 1997 to August 31, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2500 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2500 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Undiscovered Managers Funds4

Undiscovered Managers
Behavioral Value Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/28/98
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$143,228
Primary Benchmark	Russell 2000 Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation by investing primarily in common stocks of U.S. companies that have value characteristics, rose 25.8% (Institutional Class Shares) over the 12 months ended August 31, 2005, compared to the 22.6% return of the Russell 2000 Value Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  As has typically been the case for this strategy, most of the Fund's outperformance versus its benchmark over the 12 months resulted from stock selection. In particular, our stock selection in the healthcare, energy and materials sectors had a positive impact on Fund performance. The strongest detractor from performance was stock selection in the consumer discretionary sector.

Q:  HOW WAS THE FUND MANAGED?

A:  In this strategy, we look for companies that have underperformed for an extended period but are showing credible indications that operations are turning around. The strategy pursues a bottom-up approach to selecting stocks that meet its investment philosophy criteria. As such, the strategy may be overweight or underweight certain sectors. This strategy seeks to capitalize on overreaction bias. In certain situations, investors are vulnerable to behavioral biases known as "representativeness" and "saliency." When investors are vulnerable to these biases, they are likely to overreact to new information in revising their forecasts.

To capitalize on overreaction, we seek to identify situations where the market overreacts to new information that is both negative and temporary in nature. By overreacting to news that is negative but temporary, the market's expectations regarding the company's future prospects are biased downward. As a result, the stock is underpriced and should subsequently provide above-normal returns.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Over the past 12 months, we purchased a number of new companies that we believed were mispriced due to behavioral biases. The coming quarters will determine whether these stocks will outperform, but the important distinction is that there are always companies exceeding the market's expectations. Over a full market cycle, we expect that the Fund's performance will be driven by security selection, as the impact on performance from the consistent sector tilts will likely neutralize over time.

Undiscovered Managers Funds5

Undiscovered Managers
Behavioral Value Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Health Net, Inc.	2.3%
2.	Tesoro Corp.	2.2%
3.	Nvidia Corp.	2.0%
4.	Valassis Communications, Inc.	1.9%
5.	McDermott International, Inc.	1.9%
6.	Tiffany & Co.	1.7%
7.	Allegheny Energy, Inc.	1.7%
8.	Solectron Corp.	1.6%
9.	Investment Technology Group, Inc.	1.6%
10.	RadioShack Corp.	1.6%

Top 10 equity holdings comprised 18.5% ($26,622 in thousands) of the Fund's Net Assets ($143,228 in thousands). As of August 31, 2005, the Fund held 93 equity holdings. Portfolio holdings are subject to change at any time.

  *  Percentage indicated are based on net assets as of August 31, 2005. The portfolio's composition is subject to change.

Undiscovered Managers Funds6

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005
	1 YEAR	5 YEARS	SINCE INCEPTION (12/28/98)
CLASS A SHARES
Without Sales Charge	25.44%	13.33%	18.31%
With Sales Charge*	18.87%	12.12%	17.37%
CLASS B SHARES
Without Sales Charge	24.82%	13.20%	18.21%
With Sales Charge**	19.82%	12.96%	18.21%
CLASS C SHARES
Without Sales Charge	24.78%	13.20%	18.21%
With Sales Charge***	23.78%	13.20%	18.21%
INSTITUTIONAL CLASS SHARES	25.75%	13.40%	18.36%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% since inception.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

LIFE OF FUND PERFORMANCE (12/28/98 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/28/98.

Historical performance shown for Classes A, B and C Shares prior to their inception date of 6/4/04 is based on the performance of Institutional Class Shares. The actual returns of Classes A, B and C Shares would have been lower than shown because Classes A, B and C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund and the Russell 2000 Value Index from December 28, 1998 to August 31, 2005. The performance of the fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Undiscovered Managers Funds7

Undiscovered Managers
REIT Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/98
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$163,543
Primary Benchmark	MSCI US REIT Index*

Q:  HOW DID THE FUND PERFORM?

A:  The Undiscovered Managers REIT Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income by investing primarily in equity securities of real estate investment trusts (REITs), rose 25.6% (Institutional Class Shares) over the 12 months ended August 31, 2005, compared to the 26.1% return of the MSCI US REIT Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  While the Fund's long-term performance versus the MSCI US REIT Index remained strong, performance over the 12 months was hampered by two main factors. First, disappointing job growth in late-2004 hurt several names, predominantly in the office group, that are dependent on employment growth. We believe that the economic recovery remains intact and that job growth will continue, but we will likely wait longer than originally anticipated for sentiment to improve toward some of the Fund's existing holdings. The second drag on returns was cash. Responding to historically high REIT prices, the Fund's cash allocation was positioned toward the upper end of the 0% to 5% range, particularly near the end of calendar 2004. Performance was helped by positive stock selection in the "other" and retail sectors. Stock selection was strongest in the lodging, strip center and regional mall sectors.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund employs an equity-based approach to REIT analysis, using bottom-up fundamental research. We draw upon a network of global economists, equity and fixed-income research analysts, and real estate investors to develop a sustainable information advantage. We focus on projecting long-term cash flow for each REIT and value REITs using a proprietary Dividend Discount Model. Stock selection, not sector bets, drives performance.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  By most measures, REIT valuations were above long-term historical averages. On a relative P/E multiple basis, REITs looked expensive compared to the overall equity market. The REIT yield premium over the 10-year Treasury note was approximately 50 basis points on August 31, 2005. However, REITs still appear reasonably priced relative to underlying net asset values. Continued strong demand for real estate assets from institutions puts a floor under REIT valuations, at least in the near term. However, the prospect of higher inflation and higher interest rates are threats that temper our outlook for the sector.

* Previously known as the Morgan Stanley REIT Index, which was calculated and maintained by the AMEX from December 30, 1994 to June 19, 2005. MSCI began calculating the MSCI US REIT Index on June 20, 2005.

Undiscovered Managers Funds8

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Prologis	5.6%
2.	Host Marriott Corp.	4.6%
3.	Arden Realty, Inc.	4.5%
4.	General Growth Properties, Inc.	4.2%
5.	Simon Property Group, Inc.	4.1%
6.	Kilroy Realty Corp.	3.6%
7.	Archstone-Smith Trust	3.5%
8.	Mid-America Apartment Communities, Inc.	3.4%
9.	Pennsylvania Real Estate Investment Trust	3.4%
10.	Mack-Cali Realty Corp.	3.3%

Top 10 equity holdings comprised 40.2% ($65,694 in thousands) of the Fund's Net Assets ($163,543 in thousands). As of August 31, 2005 the Fund held 55 equity holdings. Portfolio holdings are subject to change at any time.

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

Undiscovered Managers Funds9

Undiscovered Managers
REIT Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005
	1 YEAR	5 YEARS	SINCE INCEPTION (1/1/98)
CLASS A SHARES
Without Sales Charge	25.01%	20.19%	13.82%
With Sales Charge*	18.43%	18.90%	13.03%
CLASS B SHARES
Without Sales Charge	24.47%	20.05%	13.74%
With Sales Charge**	19.47%	19.86%	13.74%
CLASS C SHARES
Without Sales Charge	24.43%	20.05%	13.73%
With Sales Charge***	23.43%	20.05%	13.73%
INSTITUTIONAL CLASS SHARES	25.55%	20.32%	13.90%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% since inception.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

LIFE OF FUND PERFORMANCE (01/01/98 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/98.

Historical performance shown for Classes A, B and C Shares prior to their inception date of 6/4/04 is based on the performance of Institutional Class Shares. The actual returns of Classes A, B and C Shares would have been lower than shown because Classes A, B and C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers REIT Fund and the MSCI US REIT Index from January 1, 1998 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate equity performance. Investors cannot invest directly in an Index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Undiscovered Managers Funds10

Undiscovered Managers
Small Cap Growth Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	10/2/00
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$288,150
Primary Benchmark	Russell 2000 Growth Index

Q: HOW DID THE FUND PERFORM?

A:  The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less and growth characteristics, rose 18.0% (Institutional Class Shares) over the 12 months ended August 31, 2005, compared to the 23.5% return of the Russell 2000 Growth Index over the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A:  Security selection in the technology and financial service sectors made the most positive contribution to performance over the 12 months, while our underweighting in energy detracted most. Rising oil prices led to very high expectations and valuations within the energy sector as a whole, penalizing growth managers that had less exposure to energy-related holdings. Genesis Microchip, Cubist Pharmaceuticals and Meritage Homes contributed the most to performance on the stock level. Companies detracting most from performance for the period were Pixelworks, La Jolla Pharmaceuticals and Dendreon.

Q:  HOW WAS THE FUND MANAGED?

A:  We maintained a full overweight in technology after taking some profits over the last several months. An underweight in the consumer discretionary sector balanced some of the Fund's emphasis on the technology sector. The Fund's technology holdings demonstrate strength relative to their valuations. Further validation came in the form of a sharp increase in M&A activity this year throughout the Fund - within the technology sector, in particular. Similarly, despite recent gains, biotechnology and emerging pharmaceutical holdings remain undervalued relative to the opportunity for growth they represent. In this sector, we have also seen an increase in merger and acquisition activity, which we expect to continue as the next generation of biotech drugs provides more targeted therapies with fewer side effects. We emphasized diversified financial service companies that thrive under a variety of economic conditions. We maintained and even increased some of our positions in banks and other financial service companies that are well positioned to benefit from higher interest rates, growing adoption of online banking, a gradual recovery in the venture capital and IPO markets, and continued growth in the outsourcing of data processing.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We continue to emphasize high-quality technology companies and remain confident that the Fund will continue to perform as we move through 2005 and into 2006. We believe that the outlook on Wall Street is overly conservative for much of the technology sector, despite strong fundamentals and significant upside events from many of our holdings and from large bellweathers, such as IBM, Dell, Intel, Motorola and Hewlett Packard. Over a third of the Fund's technology exposure is focused on companies that we believe may benefit from possible increased spending on consumer electronics in the next 12 to 18 months. We expect our emphasis on financial service companies to make a significant contribution to performance, as the economic expansion progresses and demand for innovative financial products and services continues to grow.

Undiscovered Managers Funds11

Undiscovered Managers
Small Cap Growth Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Cephalon, Inc.	4.1%
2.	Polycom, Inc.	3.5%
3.	Altera Corp.	2.9%
4.	E*Trade Financial Corp.	2.9%
5.	Red Hat, Inc.	1.8%
6.	Cubist Pharmaceuticals, Inc.	1.8%
7.	Brooks Automation, Inc.	1.8%
8.	Credence Systems Corp.	1.7%
9.	SVB Financial Group	1.7%
10.	aQuantive, Inc.	1.7%

Top 10 equity holdings comprised 23.9% ($68,884 in thousands) of the Fund's Net Assets ($288,150 in thousands). As of August 31, 2005 the Fund held 123 equity holdings. Portfolio holdings are subject to change at any time.

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

Undiscovered Managers Funds12

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	3 YEARS	SINCE INCEPTION (10/2/00)
CLASS A SHARES
Without Sales Charge	17.62%	19.41%	(3.79%)
With Sales Charge*	11.44%	17.25%	(4.84%)
INSTITUTIONAL CLASS SHARES	17.95%	19.57%	(3.71%)

  *  Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/02/00 TO 08/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/2/00.

Historical performance shown for Class A Shares prior to the inception date of 6/4/04 is based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund and the Russell 2000 Growth Index from October 2, 2000 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Undiscovered Managers Funds13

Undiscovered Managers
Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 98.5%
	Common Stocks - 98.5%
	Biotechnology - 6.1%
97	Gen-Probe, Inc. (a)	$4,429
88	Pharmion Corp. (a)	2,179
33	United Therapeutics Corp. (a)	2,296
		8,904
	Chemicals - 1.3%
51	Headwaters, Inc. (a)	1,956
	Commercial Services & Supplies - 4.6%
115	Labor Ready, Inc. (a)	2,608
140	Resources Connection, Inc. (a)	4,051
		6,659
	Communications Equipment - 9.7%
123	ADC Telecommunications, Inc. (a)	2,586
201	Arris Group, Inc. (a)	2,113
82	Avocent Corp. (a)	2,719
155	Emulex Corp. (a)	3,347
217	Powerwave Technologies, Inc. (a)	2,273
61	Tekelec (a)	1,192
		14,230
	Computers & Peripherals - 3.8%
118	Apple Computer, Inc. (a)	5,538
	Diversified Financial Services - 2.3%
82	GATX Corp.	3,336
	Electrical Equipment - 2.4%
100	Thomas & Betts Corp. (a)	3,554
	Electronic Equipment & Instruments - 1.4%
110	Veeco Instruments, Inc. (a)	2,017
	Health Care Equipment & Supplies - 11.7%
42	Advanced Neuromodulation Systems, Inc. (a)	2,178
79	Dade Behring Holdings, Inc.	2,898
28	Intuitive Surgical, Inc. (a)	2,068
110	Kyphon, Inc. (a)	4,876
40	Millipore Corp. (a)	2,571
149	Thoratec Corp. (a)	2,441
		17,032

SHARES	SECURITY DESCRIPTION	VALUE
	Hotels, Restaurants & Leisure - 5.1%
97	Domino's Pizza, Inc.	$2,226
97	Jack in the Box, Inc. (a)	3,432
88	Pinnacle Entertainment, Inc. (a)	1,745
		7,403
	Household Products - 1.5%
57	Church & Dwight Co., Inc.	2,175
	Internet & Catalog Retail - 1.5%
74	Coldwater Creek, Inc. (a)	2,256
	Internet Software & Services - 2.8%
139	aQuantive, Inc. (a)	2,507
103	Vignette Corp. (a)	1,560
		4,067
	Media - 2.9%
50	Getty Images, Inc. (a)	4,296
	Pharmaceuticals - 6.2%
113	Alpharma, Inc., Class A	2,997
52	Kos Pharmaceuticals, Inc. (a)	3,522
92	MGI Pharma, Inc. (a)	2,478
		8,997
	Semiconductors & Semiconductor Equipment - 11.9%
297	Cirrus Logic, Inc. (a)	2,346
103	Lam Research Corp. (a)	3,275
346	LSI Logic Corp. (a)	3,337
192	Nvidia Corp. (a)	5,875
102	Sirf Technology Holdings, Inc. (a)	2,578
		17,411
	Software - 11.6%
146	Activision, Inc. (a)	3,257
89	Autodesk, Inc.	3,845
72	Filenet Corp. (a)	1,910
97	i2 Technologies, Inc. (a)	2,260
31	MicroStrategy, Inc., Class A (a)	2,349
98	THQ, Inc. (a)	3,290
		16,911

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds14

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Specialty Retail - 7.3%
147	American Eagle Outfitters	$4,197
91	Cabela's, Inc., Class A (a)	1,853
186	Charming Shoppes (a)	2,252
41	Guitar Center, Inc. (a)	2,376
		10,678
	Wireless Telecommunication Services - 4.4%
60	Leap Wireless International, Inc. (a)	2,039
169	Nextel Partners, Inc., Class A (a)	4,435
		6,474
	Total Long-Term Investments (Cost $105,458)	143,894
Short-Term Investment - 1.4%
	Investment Company - 1.4%
2,065	JPMorgan Prime Money Market Fund (b)	2,065
	(Cost $2,065)
	Total Investments - 99.9% (Cost $107,523)	$145,959
	Other assets in excess of liabilities - 0.1%	206
	NET ASSETS - 100.0%	$146,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds15

Undiscovered Managers
Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 95.4%
	Common Stocks - 95.4%
	Aerospace & Defense - 1.4%
52	Teledyne Technologies, Inc. (a)	$1,997
	Biotechnology - 1.0%
88	InterMune, Inc. (a)	1,414
	Building Products - 1.5%
51	Griffon Corp. (a)	1,301
102	Jacuzzi Brands, Inc. (a)	843
		2,144
	Capital Markets - 1.6%
82	Investment Technology Group, Inc. (a)	2,262
	Chemicals - 2.7%
174	Hercules, Inc. (a)	2,212
89	Spartech Corp.	1,712
		3,924
	Commercial Banks - 3.4%
20	Banner Corp.	547
14	City Holding Co.	521
6	Mercantile Bank Corp.	290
15	Midwest Banc Holdings, Inc.	364
9	Park National Corp.	982
70	TD Banknorth, Inc.	2,105
		4,809
	Commercial Services & Supplies - 0.5%
31	Hudson Highland Group, Inc. (a)	790
	Communications Equipment - 4.3%
643	3Com Corp. (a)	2,186
164	Andrew Corp. (a)	1,891
116	Polycom, Inc. (a)	2,061
		6,138
	Computers & Peripherals - 2.7%
399	McData Corp., Class A (a)	2,147
106	Synaptics, Inc. (a)	1,749
		3,896

SHARES		SECURITY DESCRIPTION	VALUE
		Construction & Engineering - 1.9%
77		McDermott International, Inc. (a)	$2,664
		Containers & Packaging - 1.3%
96		Longview Fibre Co.	1,937
		Diversified Consumer Services - 1.4%
237		Service Corp. International	2,009
		Diversified Financial Services - 1.5%
20		Bancorp, Inc. (The) (a)	341
116		eSpeed, Inc., Class A (a)	887
233		S1 Corp. (a)	990
			2,218
		Electric Utilities - 1.7%
83		Allegheny Energy, Inc. (a)	2,497
		Electrical Equipment - 2.2%
104		General Cable Corp. (a)	1,627
309		Power-One, Inc. (a)	1,494
			3,121
		Electronic Equipment & Instruments - 2.4%
43		Littelfuse, Inc. (a)	1,182
556		Solectron Corp. (a)	2,280
-	(h)	Symbol Technologies, Inc.	4
			3,466
		Energy Equipment & Services - 4.0%
158		Global Industries, Ltd. (a)	2,181
113		Newpark Resources, Inc. (a)	1,001
161		Parker Drilling Co. (a)	1,301
18		SEACOR Holdings, Inc. (a)	1,251
			5,734
		Food Products - 5.6%
65		Chiquita Brands International, Inc.	1,645
195		Del Monte Foods Co. (a)	2,106
78		Flowers Foods, Inc.	2,110
65		McCormick & Co., Inc. (Non-Voting)	2,191
			8,052

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds16

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Gas Utilities - 1.5%
86	Southern Union Co. (a)	$2,125
	Health Care Equipment & Supplies - 0.3%
103	Orthologic Corp. (a)	435
	Health Care Providers & Services - 3.1%
73	Health Net, Inc. (a)	3,352
59	Per-Se Technologies, Inc. (a)	1,138
		4,490
	Hotels, Restaurants & Leisure - 1.4%
115	Alliance Gaming Corp. (a)	1,385
29	Steak N Shake Co. (The) (a)	561
		1,946
	Household Durables - 1.7%
64	Furniture Brands International, Inc.	1,223
87	La-Z-Boy, Inc.	1,248
		2,471
	Insurance - 2.3%
23	Great American Financial Resources, Inc.	460
60	Ohio Casualty Corp.	1,510
18	Presidential Life Corp.	311
81	USI Holdings Corp. (a)	987
		3,268
	Internet Software & Services - 1.3%
72	Saba Software, Inc. (a)	305
102	Selectica, Inc. (a)	324
200	SonicWALL, Inc. (a)	1,194
		1,823
	IT Services - 2.8%
65	Certegy, Inc.	2,218
105	Convergys Corp. (a)	1,487
69	Edgewater Technology, Inc. (a)	375
		4,080
	Leisure Equipment & Products - 2.2%
153	K2, Inc. (a)	1,905
75	Oakley, Inc.	1,306
		3,211

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery - 0.7%
71	Titan International, Inc.	$975
	Media - 4.7%
65	Entercom Communications Corp. (a)	2,164
70	Valassis Communications, Inc. (a)	2,740
90	Westwood One, Inc.	1,832
		6,736
	Metals & Mining - 1.2%
58	Commercial Metals Co.	1,730
	Oil, Gas & Consumable Fuels - 3.1%
65	OMI Corp.	1,244
55	Tesoro Corp.	3,150
		4,394
	Pharmaceuticals - 0.9%
59	First Horizon Pharmaceutical Corp. (a)	1,221
	Real Estate - 3.8%
39	AMLI Residential Properties Trust, REIT	1,234
64	Capital Lease Funding, Inc., REIT	655
110	Crescent Real Estate EQT Co., REIT	2,167
85	Inland Real Estate Corp., REIT	1,335
		5,391
	Restaurants - 1.2%
50	CEC Entertainment, Inc. (a)	1,701
	Road & Rail - 1.2%
85	Swift Transportation Co., Inc. (a)	1,687
	Semiconductors & Semiconductor Equipment - 5.0%
130	Axcelis Technologies, Inc. (a)	765
96	Nvidia Corp. (a)	2,936
809	Vitesse Semiconductor Corp. (a)	1,772
110	Zoran Corp. (a)	1,730
		7,203
	Software - 6.0%
42	Advent Software, Inc. (a)	1,158
190	Informatica Corp. (a)	2,169

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds17

Undiscovered Managers
Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Software - Continued
126	NetIQ Corp. (a)	$1,479
71	NYFIX, Inc. (a)	460
104	Synopsys, Inc. (a)	1,968
104	Wind River Systems, Inc. (a)	1,362
		8,596
	Specialty Retail - 8.1%
40	Abercrombie & Fitch Co.	2,208
42	Cato Corp. (The), Class A	812
87	PEP Boys-Manny, Moe & Jack	1,132
89	RadioShack Corp.	2,238
133	Restoration Hardware, Inc. (a)	946
67	Tiffany & Co.	2,503
61	Zale Corp. (a)	1,713
		11,552
	Thrifts & Mortgage Finance - 1.4%
139	NewAlliance Bancshares, Inc.	2,024
	Tobacco - 0.3%
105	Star Scientific, Inc. (a)	401
	Wireless Telecommunication Services - 0.1%
10	Ubiquitel, Inc. (a)	89
	Total Long-Term Investments (Cost $112,889)	136,621
Short-Term Investment - 6.2%
	Investment Company - 6.2%
8,970	JPMorgan Prime Money Market Fund (b)	8,970
	(Cost $8,970)
	Total Investments - 101.6% (Cost $121,859)	$145,591
	Liabilities in excess of other assets - (1.6)%	(2,363)
	NET ASSETS - 100.0%	$143,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds18

Undiscovered Managers REIT Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 97.5%
	Common Stocks - 97.5%
	Apartments - 17.8%
140	Archstone-Smith Trust	$5,633
128	BRE Properties, Inc.	5,317
70	Camden Property Trust	3,664
18	Education Realty Trust Inc	340
109	Equity Residential	4,104
7	Essex Property Trust, Inc.	633
51	Home Properties, Inc.	2,081
126	Mid-America Apartment Communities, Inc.	5,629
45	Post Properties, Inc.	1,663
		29,064
	Diversified - 9.0%
56	Colonial Properties Trust	2,490
78	Cousins Properties, Inc.	2,359
49	Duke Realty Corp.	1,604
127	Lexington Corp. Properties Trust	2,913
113	Liberty Property Trust	4,890
44	Mission West Properties, Inc.	470
		14,726
	Health Care - 0.7%
43	Health Care Property Investors, Inc.	1,157
	Hotels - 10.4%
73	Eagle Hospitality Properties Trust, Inc.	714
63	Hilton Hotels Corp.	1,466
430	Host Marriott Corp.	7,519
194	Innkeepers USA Trust	3,046
131	Intercontinental Hotels Group plc ADR	1,762
117	Intercontinental Hotels Group plc (United Kingdom)	1,585
39	Sunstone Hotel Investors, Inc.	979
		17,071
	Multifamily - 1.0%
20	AvalonBay Communities, Inc.	1,686
	Office - 18.6%
192	Arden Realty, Inc.	7,341
54	Boston Properties, Inc.	3,870
78	CarrAmerica Realty Corp.	2,802
19	Columbia Equity Trust, Inc. (a)	290

SHARES		SECURITY DESCRIPTION	VALUE
		Office - Continued
36		Crescent Real Estate EQT Co.	$705
111		Kilroy Realty Corp.	5,855
123		Mack-Cali Realty Corp.	5,426
31		SL Green Realty Corp.	2,079
23		Vornado Realty Trust	1,994
			30,362
		Other - 0.1%
9		Realty Income Corp.	212
		Paper Product - 0.7%
21		Rayonier, Inc.	1,121
		Real Estate Management & Development - 0.8%
102		Henderson Land Development Co., Ltd. (Hong Kong) ADR	509
123		Henderson Land Development Co., Ltd. (Hong Kong)	616
-	(h)	NTT Urban Development Corp. (Japan)	159
			1,284
		Regional Malls - 17.5%
151		General Growth Properties, Inc.	6,792
66		Macerich Co. (The)	4,326
20		Mills Corp. (The)	1,171
129		Pennsylvania Real Estate Investment Trust	5,558
89		Simon Property Group, Inc.	6,761
120		Taubman Centers, Inc.	3,982
			28,590
		Shopping Centers - 6.3%
52		Federal Realty Investment Trust	3,202
87		Heritage Property Investment Trust	3,093
76		Kimco Realty Corp.	2,388
41		Weingarten Realty Investors	1,581
			10,264
		Storage - 2.0%
63		Extra Space Storage, Inc.	942
35		Public Storage, Inc.	2,384
			3,326

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds19

Undiscovered Managers REIT Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Warehouse/Industrial - 12.0%
102	AMB Property Corp.	$4,529
69	Centerpoint Properties Trust	2,908
115	First Potomac Realty Trust	2,973
211	Prologis	9,180
		19,590
	Thrifts & Mortgage Finance - 0.6%
18	Hypo Real Estate Holding AG (Germany)	898
	Total Long-Term Investments (Cost $129,886)	159,351
Short-Term Investment - 2.3%
	Investment Company - 2.3%
3,816	JPMorgan Prime Money Market Fund (b)	3,816
	(Cost $3,816)
	Total Investments - 99.8% (Cost $133,702)	$163,167
	Other assets in excess of liabilities - 0.2%	376
	NET ASSETS - 100.0%	$163,543

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds20

Undiscovered Managers
Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 98.4%
	Common Stocks - 98.4%
	Aerospace & Defense - 1.2%
43	Applied Signal Technology, Inc.	$823
27	DRS Technologies, Inc.	1,389
38	MTC Technologies, Inc. (a)	1,308
		3,520
	Biotechnology - 13.8%
123	Alkermes, Inc. (a)	2,313
556	Cell Genesys, Inc. (a)	3,305
291	Cephalon, Inc. (a)	11,791
286	Cubist Pharmaceuticals, Inc. (a)	5,175
187	Exact Sciences Corp. (a)	461
275	Isis Pharmaceuticals, Inc. (a)	1,391
139	Kosan Biosciences, Inc. (a)	1,022
431	Medarex, Inc. (a)	4,327
292	Neose Technologies, Inc. (a)	736
153	OraSure Technologies, Inc. (a)	1,421
266	Telik, Inc. (a)	4,065
543	Third Wave Technologies, Inc. (a)	2,790
482	Transgenomic, Inc. (a)	511
195	Vasogen, Inc. (Canada) (a)	407
		39,715
	Capital Markets - 3.9%
525	E*Trade Financial Corp. (a)	8,394
73	Greenhill & Co., Inc.	2,936
		11,330
	Chemicals - 1.5%
150	Symyx Technologies (a)	4,206
	Commercial Banks - 2.3%
16	Bank of the Ozarks, Inc.	517
27	Cascade Bancorp	564
19	Glacier Bancorp, Inc.	580
104	SVB Financial Group (a)	4,908
		6,569
	Commercial Services & Supplies - 3.6%
54	American Ecology Corp.	1,056
194	Knoll, Inc.	3,589
60	Labor Ready, Inc. (a)	1,359

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Services & Supplies - Continued
34	Morningstar, Inc. (a)	$1,034
59	Navigant Consulting, Inc. (a)	1,137
22	Strayer Education, Inc.	2,210
		10,385
	Communications Equipment - 6.6%
122	Emulex Corp. (a)	2,636
351	Harmonic, Inc. (a)	2,070
129	Plantronics, Inc.	4,209
566	Polycom, Inc. (a)	10,080
		18,995
	Computers & Peripherals - 3.6%
673	Immersion Corp. (a)	3,795
79	Komag, Inc. (a)	2,632
280	Western Digital Corp. (a)	3,875
		10,302
	Construction & Engineering - 0.2%
10	EMCOR Group, Inc. (a)	573
	Consumer Finance - 0.3%
34	United PanAm Financial Corp. (a)	951
	Diversified Financial Services - 0.7%
107	Encore Capital Group, Inc. (a)	1,900
	Electrical Equipment - 0.2%
161	Active Power, Inc. (a)	557
	Electronic Equipment & Instruments - 1.6%
415	Identix, Inc. (a)	2,046
119	Radisys Corp. (a)	2,222
20	Universal Display Corp. (a)	259
		4,527
	Energy Equipment & Services - 1.4%
28	Atwood Oceanics, Inc. (a)	2,076
30	Hydril (a)	2,069
		4,145

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds21

Undiscovered Managers
Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Health Care Equipment & Supplies - 2.0%
48	Advanced Medical Optics, Inc. (a)	$1,905
67	Arthrocare Corp. (a)	2,422
43	AtriCure, Inc. (a)	585
118	Langer, Inc. (a)	727
		5,639
	Health Care Providers & Services - 3.5%
226	Alliance Imaging, Inc. (a)	2,082
60	LifePoint Hospitals, Inc. (a)	2,729
388	PainCare Holdings, Inc. (a)	1,548
265	PSS World Medical, Inc. (a)	3,834
		10,193
	Hotels, Restaurants & Leisure - 2.3%
43	Buffalo Wild Wings, Inc. (a)	1,227
80	Great Wolf Resorts, Inc. (a)	923
12	PF Chang's China Bistro, Inc. (a)	594
79	Red Robin Gourmet Burgers, Inc. (a)	3,813
		6,557
	Household Durables - 0.8%
30	Meritage Homes Corp. (a)	2,317
	Internet & Catalog Retail - 0.6%
54	Blue Nile, Inc. (a)	1,816
	Internet Software & Services - 6.4%
264	aQuantive, Inc. (a)	4,764
493	Corillian Corp. (a)	1,602
866	Homestore, Inc. (a)	3,291
170	Jupitermedia Corp. (a)	2,846
191	LivePerson, Inc. (a)	621
210	Marchex, Inc. (a)	3,083
194	Motive, Inc. (a)	1,247
91	Online Resources Corp. (a)	868
		18,322
	IT Services - 1.8%
60	Euronet Worldwide, Inc. (a)	1,681
49	iPayment, Inc. (a)	1,885
245	Lionbridge Technologies (a)	1,649
		5,215

SHARES	SECURITY DESCRIPTION	VALUE
	Leisure Equipment & Products - 0.4%
55	Marvel Enterprises, Inc. (a)	$1,057
	Media - 0.6%
138	Outdoor Channel Holdings, Inc. (a)	1,829
	Metals & Mining - 0.7%
19	James River Corp. (a)	957
51	Oregon Steel Mills, Inc. (a)	1,142
		2,099
	Oil, Gas & Consumable Fuels - 1.0%
84	KCS Energy, Inc. (a)	1,951
28	Range Resources Corp.	972
		2,923
	Pharmaceuticals - 2.7%
192	BioScrip, Inc. (a)	1,211
103	Ista Pharmaceuticals, Inc. (a)	753
97	Pain Therapeutics, Inc. (a)	593
92	Par Pharmaceutical Cos, Inc. (a)	2,212
114	Taro Pharmaceuticals Industries, Ltd. (Israel) (a)	3,099
		7,868
	Real Estate - 1.0%
68	MortgageIT Holdings, Inc. REIT	1,092
113	NorthStar Realty Finance Corp. REIT	1,114
13	Redwood Trust, Inc. REIT	669
		2,875
	Semiconductors & Semiconductor Equipment - 19.4%
388	Altera Corp. (a)	8,475
357	Brooks Automation, Inc. (a)	5,067
21	Cabot Microelectronics Corp. (a)	629
566	Credence Systems Corp. (a)	5,022
132	Entegris, Inc. (a)	1,385
196	FEI Co. (a)	4,096
172	Genesis Microchip, Inc. (a)	4,517
58	Integrated Circuit Systems, Inc. (a)	1,215
999	Lattice Semiconductor Corp. (a)	4,437
645	Pixelworks, Inc. (a)	4,756

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds22

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Semiconductors & Semiconductor Equipment - Continued
302	PLX Technology, Inc. (a)	$2,859
191	Rudolph Technologies, Inc. (a)	2,802
511	Skyworks Solutions, Inc. (a)	3,850
244	STATS ChipPAC, Ltd. (Singapore) ADR (a)	1,556
1,035	Triquint Semiconductor, Inc. (a)	3,994
193	Ultra Clean Holdings (a)	1,159
		55,819
	Software - 7.1%
449	Digimarc Corp. (a)	2,972
89	Jamdat Mobile, Inc. (a)	2,108
142	Macrovision Corp. (a)	2,622
245	Mentor Graphics Corp. (a)	2,093
56	Open Solutions, Inc. (a)	1,267
20	Quest Software, Inc. (a)	271
367	Red Hat, Inc. (a)	5,208
108	Secure Computing Corp. (a)	1,242
212	TradeStation Group, Inc. (a)	1,904
68	Wind River Systems, Inc. (a)	896
		20,583
	Specialty Retail - 4.1%
108	Christopher & Banks Corp.	1,738
24	Cost Plus, Inc. (a)	523
234	HOT Topic, Inc. (a)	3,625
106	Select Comfort Corp. (a)	2,053
126	Too, Inc. (a)	3,346
12	Tractor Supply Co. (a)	602
		11,887
	Wireless Telecommunication Services - 0.6%
119	SBA Communications Corp., Class A (a)	1,783
	Textiles, Apparel & Luxury Goods - 1.1%
83	Maidenform Brands, Inc. (a)	1,371
67	Quiksilver, Inc. (a)	1,016
22	Volcom, Inc. (a)	663
		3,050

SHARES	SECURITY DESCRIPTION	VALUE
	Thrifts & Mortgage Finance - 1.4%
194	Commercial Capital Bancorp, Inc.	$3,480
15	Sterling Financial Corp. (a)	565
		4,045
	Total Long-Term Investments (Cost $254,476)	283,552
Short-Term Investment - 1.7%
	Investment Company - 1.7%
5,012	JPMorgan Prime Money Market Fund (b)	5,012
	(Cost $5,012)
	Total Investments - 100.1% (Cost $259,488)	$288,564
	Liabilities in excess of other assets - (0.1)%	(414)
	NET ASSETS - 100.0%	$288,150

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds23

Undiscovered Managers Funds

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

Abbreviations:

ADR  - American Depository Receipt.

REIT  - Real Estate Investment Trust

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)  - Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds24

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Undiscovered Managers Funds25

Undiscovered Managers Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund		REIT Fund		Small Cap Growth Fund
ASSETS
Investments in non-affiliates, at value	$143,894	$136,621		$159,351		$283,552
Investments in affiliates, at value	2,065	8,970		3,816		5,012
Total investment securities, at value	145,959	145,591		163,167		288,564
Receivables:
Investment securities sold	2,620	777		2,023		1,483
Fund shares sold	32	857		86		316
Interest and dividends	11	63		132		33
Total Assets	148,622	147,288		165,408		290,396
LIABILITIES
Payables:
Due to custodian	-	-		344		-
Investment securities purchased	2,161	3,667		1,108		1,655
Fund shares redeemed	61	136		166		196
Accrued liabilities:
Investment advisory fees	117	120		84		232
Administration fees	13	11		12		13
Shareholder servicing fees	8	10		15		25
Distribution fees	4	12		1		-	(b)
Custodian and accounting fees	9	10		13		17
Trustees' fees - deferred compensation plan	1	-	(b)	-	(b)	-	(b)
Other	83	94		122		108
Total Liabilities	2,457	4,060		1,865		2,246
NET ASSETS	$146,165	$143,228		$163,543		$288,150

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds26

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund	REIT Fund	Small Cap Growth Fund
NET ASSETS
Paid in capital	$166,559	$113,401	$100,685	$264,177
Accumulated undistributed (distributions in excess of) net investment income	-	(1)	(22)	1
Accumulated undistributed net realized gains (losses) from investments and foreign exchange contracts	(58,830)	6,096	33,415	(5,104)
Net unrealized appreciation (depreciation) from investments	38,436	23,732	29,465	29,076
Total Net Assets	$146,165	$143,228	$163,543	$288,150
Net Assets:
Class A	$874	$18,035	$2,953	$53
Class B	317	2,176	766	-
Class C	361	11,929	402	-
Institutional Class	132,590	111,088	159,422	288,097
Investor Class	12,023	-	-	-
Total	$146,165	$143,228	$163,543	$288,150
Outstanding Units of Beneficial Interest (Shares) (unlimited number of shares authorized):
Class A	38	588	149	5
Class B	14	71	39	-
Class C	16	392	20	-
Institutional Class	5,720	3,613	8,028	29,042
Investor Class	530	-	-	-
Class A - Redemption price per share	$22.69	$30.66	$19.86	$9.88
Class B - Offering price per share (a)	22.55	30.48	19.83	-
Class C - Offering price per share (a)	22.55	30.47	19.79	-
Institutional Class - Offering and redemption price per share	23.18	30.75	19.86	9.92
Investor Class - Offering and redemption price per share	22.69	-	-	-
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	23.95	32.36	20.96	10.43
Cost of Investments	$107,523	$121,859	$133,702	$259,488

  (a)  Redemption price for Class B and Class C shares varies on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds27

Undiscovered Managers Funds

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	REIT Fund	Small Cap Growth Fund
INVESTMENT INCOME
Dividend income	$269	$508	$5,057	$828
Dividend income from affiliates (c)	116	160	113	159
Foreign taxes withheld	-	-	- (b)	-
Total investment income	385	668	5,170	987
EXPENSES
Investment advisory fees	1,351	1,039	1,780	2,572
Administration fees	181	122	218	343
Distribution fees	44	77	6	- (b)
Shareholder servicing fees	132	124	172	271
Custodian and accounting fees	31	30	39	58
Interest expense	-	-	2	-
Professional fees	64	72	91	68
Trustees' fees	2	1	2	3
Printing and mailing costs	30	18	24	21
Registration and filing fees	84	61	71	86
Transfer agent fees	49	76	52	28
Other	21	17	26	36
Total expenses before waivers	1,989	1,637	2,483	3,486
Less amounts waived	(82)	(159)	(760)	(235)
Less earnings credits	(1)	(1)	(1)	- (b)
Less expense reimbursements	(18)	(23)	(16)	(2)
Net expenses	1,888	1,454	1,706	3,249
Net investment income (loss)	(1,503)	(786)	3,464	(2,262)
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on transactions from:
Investments	12,420	8,201	45,128	2,898
Foreign currency transactions	-	-	(21)	-
Change in unrealized appreciation/ (depreciation) of:
Investments	29,169	13,947	(10,068)	37,028
Net realized/unrealized gains (losses) on investments	41,589	22,148	35,039	39,926
Change in assets resulting from operations	$40,086	$21,362	$38,503	$37,664
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees.	$9	$11	$8	$13

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds28

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS   FOR THE PERIODS INDICATED

(Amount in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
INCREASE (DECREASE) IN NET
ASSETS
Net investment income (loss)	$(1,503)	$(1,504)	$(786)	$(285)
Net realized gain (loss) on investments and foreign currency transactions	12,420	17,627	8,201	6,426
Change in net unrealized appreciation/ (depreciation) of investments	29,169	(26,853)	13,947	(547)
Change in net assets resulting from operations	40,086	(10,730)	21,362	5,594
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	-	-
From net realized gains	-	-	(384)	-
Class B Shares
From net investment income	-	-	-	-
From net realized gains	-	-	(35)	-
Class C Shares
From net investment income	-	-	-	-
From net realized gains	-	-	(267)	-
Institutional Class Shares
From net investment income	-	-	-	-
From net realized gains	-	-	(4,955)	(1,155)
Total distributions to shareholders	-	-	(5,641)	(1,155)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(20,658)	23,219	63,842	18,659
NET ASSETS
Total increase (decrease) in net assets	19,428	12,489	79,563	23,098
Beginning of period	126,737	114,248	63,665	40,567
End of period	$146,165	$126,737	$143,228	$63,665
Accumulated undistributed (distributions in excess of) net investment income	$-	$(1)	$(1)	$(1)

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds29

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amount in thousands)

	REIT Fund		Small Cap Growth Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
INCREASE (DECREASE) IN NET
ASSETS
Net investment income (loss)	$3,464	$5,162	$(2,262)	$(1,574)
Net realized gain (loss) on investments and foreign currency transactions	45,107	42,226	2,898	12,814
Change in net unrealized appreciation/ (depreciation) of investments	(10,068)	4,538	37,028	(32,069)
Increase (decrease) in net assets from operations	38,503	51,926	37,664	(20,829)
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(32)	-	-	-
From net realized gains	(114)	-	- (b)	-
Class B Shares
From net investment income	(5)	-	-	-
From net realized gains	(3)	-	-	-
Class C Shares
From net investment income	(4)	-	-	-
From net realized gains	(11)	-	-	-
Institutional Class Shares
From net investment income	(5,046)	(5,562)	-	-
From net realized gains	(44,618)	(394)	(8,949)	(1,509)
Total distributions to shareholders	(49,833)	(5,956)	(8,949)	(1,509)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(1,337)	(41,296)	80,109	79,129
NET ASSETS
Total increase (decrease) in net assets	(12,667)	4,674	108,824	56,791
Beginning of period	176,210	171,536	179,326	122,535
End of period	$163,543	$176,210	$288,150	$179,326
Accumulated undistributed (distributions in excess of) net investment income	$(22)	$-	$1	$- (b)

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds30

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amount in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
CAPITAL TRANSACTIONS:
Class A Shares:(a)
Proceeds from shares issued	$863	$19	$17,707	$280
Dividends reinvested	-	-	346	-
Cost of shares redeemed	(81)	-	(1,694)	-
Change in net assets from Class A capital transactions	$782	$19	$16,359	$280
Class B Shares:(a)
Proceeds from shares issued	$301	$10	$1,939	$101
Dividends reinvested	-	-	32	-
Cost of shares redeemed	(23)	-	(80)	-
Change in net assets from Class B capital transactions	$278	$10	$1,891	$101
Class C Shares:(a)
Proceeds from shares issued	$331	$15	$11,346	$157
Dividends reinvested	-	-	214	-
Cost of shares redeemed	(21)	-	(624)	-	(b)
Change in net assets from Class C capital transactions	$310	$15	$10,936	$157
Institutional Class Shares:
Proceeds from shares issued	$16,501	$63,376	$72,124	$41,283
Dividends reinvested	-	-	4,818	1,101
Cost of shares redeemed	(36,913)	(41,239)	(42,286)	(24,263)
Change in net assets from Institutional Class capital transactions	$(20,412)	$22,137	$34,656	$18,121
Investor Class Shares:
Proceeds from shares issued	$2,460	$7,738	$-	$-
Cost of shares redeemed	(4,076)	(6,700)	-	-
Change in net assets from Investor Class capital transactions	$(1,616)	$1,038	$-	$-

  (a)  Class commenced operations on June 4, 2004.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds31

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amount in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
SHARE TRANSACTIONS:
Class A Shares:(a)
Issued	41	1	624	11
Reinvested	-	-	12	-
Redeemed	(4)	-	(59)	-
Change in Class A Shares	37	1	577	11
Class B Shares:(a)
Issued	14	1	69	4
Reinvested	-	-	1	-
Redeemed	(1)	-	(3)	-
Change in Class B Shares	13	1	67	4
Class C Shares:(a)
Issued	16	1	399	6
Reinvested	-	-	8	-
Redeemed	(1)	-	(21)	-	(b)
Change in Class C Shares	15	1	386	6
Institutional Class Shares:
Issued	801	3,223	2,511	1,548
Reinvested	-	-	168	45
Redeemed	(1,778)	(2,134)	(1,488)	(951)
Change in Institutional Class Shares	(977)	1,089	1,191	642
Investor Class Shares:
Issued	124	398	-	-
Redeemed	(201)	(351)	-	-
Change in Investor Class Shares	(77)	47	-	-

  (a)  Class commenced operations on June 4, 2004.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds32

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amount in thousands)

	REIT Fund		Small Cap Growth Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
CAPITAL TRANSACTIONS:
Class A Shares:(a)
Proceeds from shares issued	$2,972	$111	$71	$10
Dividends reinvested	19	-	- (b)	-
Cost of shares redeemed	(318)	-	(31)	-
Change in net assets from Class A capital transactions	$2,673	$111	$40	$10
Class B Shares:(a)
Proceeds from shares issued	$744	$10	$-	$-
Dividends reinvested	8	-	-	-
Cost of shares redeemed	(44)	-	-	-
Change in net assets from Class B capital transactions	$708	$10	$-	$-
Class C Shares:(a)
Proceeds from shares issued	$417	$10	$-	$-
Dividends reinvested	14	-	-	-
Cost of shares redeemed	(77)	-	-	-
Change in net assets from Class C capital transactions	$354	$10	$-	$-
Institutional Class Shares:
Proceeds from shares issued	$29,034	$55,916	$156,519	$134,224
Dividends reinvested	48,097	5,801	8,470	1,491
Cost of shares redeemed	(82,203)	(103,144)	(84,920)	(56,596)
Change in net assets from Institutional Class capital transactions	$(5,072)	$(41,427)	$80,069	$79,119

  (a)  Class commenced operations on June 4, 2004.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds33

Undiscovered Managers Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amount in thousands)

	REIT Fund		Small Cap Growth Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
SHARE TRANSACTIONS:
Class A Shares:(a)
Issued	160	5	7	1
Reinvested	1	-	- (b)	-
Redeemed	(18)	-	(3)	-
Change in Class A Shares	143	5	4	1
Class B Shares:(a)
Issued	40	1	-	-
Reinvested	- (b)	-	-	-
Redeemed	(2)	-	-	-
Change in Class B Shares	38	1	-	-
Class C Shares:(a)
Issued	23	1	-	-
Reinvested	1	-	-	-
Redeemed	(4)	-	-	-
Change in Class C Shares	20	1	-	-
Institutional Class Shares:
Issued	1,476	3,016	16,444	13,142
Reinvested	2,658	313	844	151
Redeemed	(4,402)	(5,468)	(8,937)	(5,676)
Change in Institutional Class Shares	(268)	(2,139)	8,351	7,617

  (a)  Class commenced operations on June 4, 2004.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds34

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Undiscovered Managers Funds35

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

Undiscovered Managers Funds ("UMF" or the "Trust") was organized on September 29, 1997 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The following are the 4 separate funds of the Trust (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
Undiscovered Managers REIT Fund	Class A, Class B, Class C and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

On June 4, 2004, Behavioral Growth Fund, Behavioral Value Fund and REIT Fund each commenced offerings of Class A, Class B and Class C shares; and Small Cap Growth Fund commenced offering of Class A shares.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Investor Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the reduction of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for shares purchased after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or

Undiscovered Managers Funds46

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

Undiscovered Managers Funds47

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Dividends and Distributions to Shareholders - Dividends from net investment income are generally declared and paid annually, except for the REIT Fund, which is generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition – "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gains (Losses)
Behavioral Growth Fund	$(1,504)	$1,504	$-
Behavioral Value Fund	(782)	786	(4)
REIT Fund	361	1,601	(1,962)
Small Cap Growth Fund	- (b)	2,263	(2,263)

  (b)  Amount rounds to less than $1,000.

The reclassifications for Behavioral Growth Fund, Behavioral Value Fund and Small Cap Growth Fund relate primarily to the character for tax purposes of net operating losses. The reclassification for the REIT Fund relates to return of capital from investments in Real Estate Investment Trusts and reclassification of distributions paid.

G. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan

Undiscovered Managers Funds48

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
REIT Fund	1.05
Small Cap Growth Fund	0.95

A sub-advisory agreement exists between the Advisor and the following Sub-Advisors:

SUB-ADVISORS
Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.
Small Cap Growth Fund	Mazama Capital Management, Inc.

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreement.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-Administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Funds' exclusive underwriter and promotes and arranges for the

Undiscovered Managers Funds49

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, Class B, Class C and Investor Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
REIT Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to August 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1		Front-End Sales Charge	CDSC
Behavioral Growth Fund	$22		$27	$-	(b)
Behavioral Value Fund	52		487	3
REIT Fund	4		68	1
Small Cap Growth Fund	-	(b)	1	-

  (b)  Amount rounds to less than $1,000.

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

Undiscovered Managers Funds50

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Investor Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	0.10%	n/a
Behavioral Value Fund	0.25	0.25	0.25	0.10	n/a
REIT Fund	0.25	0.25	0.25	0.10	n/a
Small Cap Growth Fund	0.25	n/a	n/a	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and fund accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plans) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	1.40	n/a
REIT Fund	1.40	1.90	1.90	1.00	n/a
Small Cap Growth Fund	1.60	n/a	n/a	1.20	n/a

The contractual expense limitation agreements were in effect for the year ended August 31, 2005. The expense limitation percentages in the table above are due to expire December 31, 2006.

Undiscovered Managers Funds51

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

For the year ended August 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Distribution	Total	Contractual Reimbursements
Behavioral Growth Fund	n/a	$7	$75		n/a	$82	$18
Behavioral Value Fund	$51	59	49		n/a	159	23
REIT Fund	649	110	1		n/a	760	16
Small Cap Growth Fund	n/a	235	-	(b)	n/a	235	2

  (b)  Amount rounds to less than $1,000.

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2005, Small Cap Growth Fund incurred approximately $338 (in thousands) as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Undiscovered Managers Funds52

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

4. Class Specific Expenses

The Funds' class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

	Distribution		Shareholder Servicing		Transfer Agent*
BEHAVIORAL GROWTH FUND
Class A	$1		$1		$5
Class B	1		-	(b)	3
Class C	1		1		5
Institutional Class	n/a		130		13
Investor Class	41		n/a		6
	$44		$132		$32
BEHAVIORAL VALUE FUND
Class A	$23		$23		$16
Class B	8		3		3
Class C	46		15		8
Institutional Class	n/a		83		20
	$77		$124		$47
REIT FUND
Class A	$3		$3		$15
Class B	2		1		-	(b)
Class C	1		-	(b)	1
Institutional Class	n/a		168		20
	$6		$172		$36
SMALL CAP GROWTH FUND
Class A	$-	(b)	$-	(b)	$2
Institutional Class	n/a		271		16
	$-	(b)	$271		$18

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

  (b)  Amount rounds to less than $1,000.

Undiscovered Managers Funds53

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

5. Investment Transactions

During the year ended August 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$125,887	$142,379
Behavioral Value Fund	107,289	51,539
REIT Fund	290,051	335,834
Small Cap Growth Fund	278,923	209,479

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$107,573	$40,030	$(1,644)	$38,386
Behavioral Value Fund	122,519	27,004	(3,932)	23,072
REIT Fund	134,300	29,345	(478)	28,867
Small Cap Growth Fund	267,761	39,607	(18,804)	20,803

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Behavioral Growth Fund	$-	$-	$-	$-
Behavioral Value Fund	946	4,695	-	5,641
REIT Fund	7,938	41,895	-	49,833
Small Cap Growth Fund	4,152	4,797	-	8,949

Undiscovered Managers Funds54

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Behavioral Growth Fund	$-	$-	$-	$-
Behavioral Value Fund	-	1,155	-	1,155
REIT Fund	5,956	-	-	5,956
Small Cap Growth Fund	449	1,060	-	1,509

At August 31, 2005, the components of net assets (excluding paid in capital) on a tax-basis were as follows
(amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax-Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$-	$(58,780)	$38,386
Behavioral Value Fund	-	6,755	23,072
REIT Fund	12,113	21,900	28,867
Small Cap Growth Fund	2,972	197	20,803

For all of the Funds, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals.

As of August 31, 2005, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

Expires 2010
Behavioral Growth Fund	$58,780

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds' next taxable year. For the period ended August 31, 2005, the following Fund deferred to September 1, 2005 post October currency losses of (amounts in thousands):

Currency Losses
REIT Fund	$22

During the year ended August 31, 2005, Behavioral Growth Fund utilized capital loss carryovers of $12,230 (in thousands).

Undiscovered Managers Funds55

Undiscovered Managers Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

As of August 31, 2005, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

REIT Fund Invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

Undiscovered Managers Funds56

Undiscovered Managers Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$17.06	(0.30	)(b)	5.93	5.63	-	-	-	$22.69	33.00%
June 4, 2004 (a) to August 31, 2004	$19.21	(0.06	)(b)	(2.09)	(2.15)	-	-	-	$17.06	(11.19%)
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$26.05	(0.26	)(b)	6.75	6.49	-	(1.88)	(1.88)	$30.66	25.44%
June 4, 2004 (a) to August 31, 2004	$27.33	(0.01)		(1.27)	(1.28)	-	-	-	$26.05	(4.68%)
REIT FUND
Year Ended August 31, 2005	$21.26	0.22	(b)	4.40	4.62	(0.57)	(5.45)	(6.02)	$19.86	25.01%
June 4, 2004 (a) to August 31, 2004	$18.88	0.05	(b)	2.33	2.38	-	-	-	$21.26	12.61%
SMALL CAP GROWTH FUND
Year Ended August 31, 2005	$8.66	(0.13	)(b)	1.66	1.53	-	(0.31)	(0.31)	$9.88	17.62%
June 4, 2004 (a) to August 31, 2004	$10.12	(0.03)		(1.43)	(1.46)	-	-	-	$8.66	(14.43%)

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds36

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$874	1.65%	(1.40%)	3.22%		92%
June 4, 2004 (a) to August 31, 2004	$18	1.65%	(1.45%)	136.82	%(e)	161%
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$18,035	1.60%	(0.90%)	2.05%		55%
June 4, 2004 (a) to August 31, 2004	$283	1.60%	(0.63%)	26.30	%(e)	63%
REIT FUND
Year Ended August 31, 2005	$2,953	1.40%	1.16%	2.94%		179%
June 4, 2004 (a) to August 31, 2004	$116	1.40%	0.97%	51.41	%(e)	82%
SMALL CAP GROWTH FUND
Year Ended August 31, 2005	$53	1.60%	(1.33%)	8.33%		80%
June 4, 2004 (a) to August 31, 2004	$9	1.60%	(1.27%)	142.07	%(e)	58%

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds37

Undiscovered Managers Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$17.04	(0.40	)(b)	5.91	5.51	-	-	-	$22.55	32.34%
June 4, 2004 (a) to August 31, 2004	$19.21	(0.08	)(b)	(2.09)	(2.17)	-	-	-	$17.04	(11.30%)
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$26.03	(0.40	)(b)	6.73	6.33	-	(1.88)	(1.88)	$30.48	24.82%
June 4, 2004 (a) to August 31, 2004	$27.33	(0.02)		(1.28)	(1.30)	-	-	-	$26.03	(4.76%)
REIT FUND
Year Ended August 31, 2005	$21.23	0.11	(b)	4.42	4.53	(0.48)	(5.45)	(5.93)	$19.83	24.47%
June 4, 2004 (a) to August 31, 2004	$18.88	0.08	(b)	2.27	2.35	-	-	-	$21.23	12.45%

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds38

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$317	2.15%	(1.89%)	4.46%		92%
June 4, 2004 (a) to August 31, 2004	$9	2.15%	(1.95%)	137.40	%(e)	161%
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$2,176	2.10%	(1.40%)	2.65%		55%
June 4, 2004 (a) to August 31, 2004	$103	2.10%	(1.09%)	54.76	%(e)	63%
REIT FUND
Year Ended August 31, 2005	$766	1.90%	0.57%	2.57%		179%
June 4, 2004 (a) to August 31, 2004	$11	1.90%	1.74%	123.94	%(e)	82%

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds39

Undiscovered Managers Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$17.04	(0.40	)(b)	5.91	5.51	-	-	-	$22.55	32.34%
June 4, 2004 (a) to August 31, 2004	$19.21	(0.08	)(b)	(2.09)	(2.17)	-	-	-	$17.04	(11.30%)
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$26.03	(0.40	)(b)	6.72	6.32	-	(1.88)	(1.88)	$30.47	24.78%
June 4, 2004 (a) to August 31, 2004	$27.33	(0.02)		(1.28)	(1.30)	-	-	-	$26.03	(4.76%)
REIT FUND
Year Ended August 31, 2005	$21.23	0.12	(b)	4.40	4.52	(0.51)	(5.45)	(5.96)	$19.79	24.43%
June 4, 2004 (a) to August 31, 2004	$18.88	0.08	(b)	2.27	2.35	-	-	-	$21.23	12.45%

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds40

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$361	2.15%	(1.89%)	4.71%		92%
June 4, 2004 (a) to August 31, 2004	$14	2.15%	(1.95%)	117.48	%(e)	161%
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$11,929	2.10%	(1.40%)	2.51%		55%
June 4, 2004 (a) to August 31, 2004	$159	2.10%	(1.12%)	27.38	%(e)	63%
REIT FUND
Year Ended August 31, 2005	$402	1.90%	0.65%	3.01%		179%
June 4, 2004 (a) to August 31, 2004	$11	1.90%	1.74%	123.94	%(e)	82%

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds41

Undiscovered Managers Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (d)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$17.37	(0.21	)(b)	6.02	5.81	-	-	-	-	$23.18	33.45%
Year Ended August 31, 2004	$18.55	(0.22	)(b)	(0.96)	(1.18)	-	-	-	-	$17.37	(6.36%)
Year Ended August 31, 2003	$12.21	(0.14	)(b)	6.48	6.34	-	-	-	-	$18.55	51.93%
Year Ended August 31, 2002	$14.47	(0.16	)(b)	(2.10)	(2.26)	-	-	-	-	$12.21	(15.62%)
Year Ended August 31, 2001	$30.40	(0.22	)(b)	(14.57)	(14.79)	-	(1.14)	-	(1.14)	$14.47	(49.63%)
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$26.06	(0.21	)(b)	6.78	6.57	-	(1.88)	-	(1.88)	$30.75	25.75%
Year Ended August 31, 2004	$22.80	(0.12)		4.04	3.92	-	(0.66)	-	(0.66)	$26.06	17.38%
Year Ended August 31, 2003	$17.42	(0.12	)(b)	6.84	6.72	-	(1.34)	-	(1.34)	$22.80	41.56%
Year Ended August 31, 2002	$21.06	(0.17	)(b)	(3.20)	(3.37)	-	(0.27)	-	(0.27)	$17.42	(16.16%)
Year Ended August 31, 2001	$19.68	(0.13	)(b)	1.51	1.38	-	- (c)	-	- (c)	$21.06	7.03%
REIT FUND
Year Ended August 31, 2005	$21.22	0.40	(b)	4.30	4.70	(0.61)	(5.45)	-	(6.06)	$19.86	25.55%
Year Ended August 31, 2004	$16.44	0.53	(b)	4.84	5.37	(0.55)	(0.04)	-	(0.59)	$21.22	33.22%
Year Ended August 31, 2003	$15.33	0.49	(b)	1.65	2.14	(0.79)	(0.22)	(0.02)	(1.03)	$16.44	15.14%
Year Ended August 31, 2002	$14.50	0.50	(b)	0.80	1.30	(0.41)	(0.06)	-	(0.47)	$15.33	9.27%
Year Ended August 31, 2001	$12.47	0.52	(b)	1.91	2.43	(0.40)	-	-	(0.40)	$14.50	19.83%
SMALL CAP GROWTH FUND
Year Ended August 31, 2005	$8.67	(0.08	)(b)	1.64	1.56	-	(0.31)	-	(0.31)	$9.92	17.95%
Year Ended August 31, 2004	$9.37	(0.08)		(0.51)	(0.59)	-	(0.11)	-	(0.11)	$8.67	(6.42%)
Year Ended August 31, 2003	$6.05	(0.07	)(b)	3.39	3.32	-	-	-	-	$9.37	54.88%
Year Ended August 31, 2002	$8.61	(0.09	)(b)	(2.44)	(2.53)	-	(0.03)	-	(0.03)	$6.05	(29.50%)
October 2, 2000 (a) to August 31, 2001	$12.50	(0.08	)(b)	(3.81)	(3.89)	-	-	-	-	$8.61	(31.12%)

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount rounds to less than $0.01.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds42

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$132,590	1.30%	(1.03%)	1.36%	92%
Year Ended August 31, 2004	$116,342	1.30%	(1.14%)	1.43%	161%
Year Ended August 31, 2003	$104,018	1.30%	(0.97%)	1.47%	129%
Year Ended August 31, 2002	$64,968	1.30%	(1.16%)	1.49%	94%
Year Ended August 31, 2001	$106,195	1.30%	(1.16%)	1.43%	97%
BEHAVIORAL VALUE FUND
Year Ended August 31, 2005	$111,088	1.40%	(0.73%)	1.53%	55%
Year Ended August 31, 2004	$63,120	1.40%	(0.56%)	1.76%	63%
Year Ended August 31, 2003	$40,567	1.40%	(0.65%)	1.75%	84%
Year Ended August 31, 2002	$28,045	1.40%	(0.84%)	1.65%	59%
Year Ended August 31, 2001	$34,828	1.40%	(0.66%)	1.69%	36%
REIT FUND
Year Ended August 31, 2005	$159,422	1.00%	2.05%	1.45%	179%
Year Ended August 31, 2004	$176,072	1.17%	2.83%	1.50%	82%
Year Ended August 31, 2003	$171,536	1.40%	3.27%	1.48%	36%
Year Ended August 31, 2002	$128,456	1.40%	3.40%	1.50%	33%
Year Ended August 31, 2001	$79,460	1.40%	3.90%	1.63%	29%
SMALL CAP GROWTH FUND
Year Ended August 31, 2005	$288,097	1.20%	(0.84%)	1.29%	80%
Year Ended August 31, 2004	$179,317	1.20%	(0.98%)	1.38%	58%
Year Ended August 31, 2003	$122,535	1.20%	(1.08%)	1.44%	79%
Year Ended August 31, 2002	$40,418	1.20%	(1.14%)	1.54%	133%
October 2, 2000 (a) to August 31, 2001	$40,391	1.20%	(0.88%)	1.83%	127%

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds43

Undiscovered Managers Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Investor

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	$17.06	(0.27	)(a)	5.90	5.63	-	-	-	$22.69	33.00%
Year Ended August 31, 2004	$18.27	(0.28	)(a)	(0.93)	(1.21)	-	-	-	$17.06	(6.62%)
Year Ended August 31, 2003	$12.07	(0.18	)(a)	6.38	6.20	-	-	-	$18.27	51.37%
Year Ended August 31, 2002	$14.32	(0.21	)(a)	(2.04)	(2.25)	-	-	-	$12.07	(15.71%)
Year Ended August 31, 2001	$30.21	(0.28	)(a)	(14.47)	(14.75)	-	(1.14)	(1.14)	$14.32	(49.82%)

  (a)  Calculated based upon average shares outstanding.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds44

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
BEHAVIORAL GROWTH FUND
Year Ended August 31, 2005	12,023	1.61%	(1.34%)	1.65%	92%
Year Ended August 31, 2004	10,354	1.65%	(1.48%)	1.84%	161%
Year Ended August 31, 2003	10,230	1.65%	(1.32%)	1.82%	129%
Year Ended August 31, 2002	6,301	1.65%	(1.51%)	1.84%	94%
Year Ended August 31, 2001	8,114	1.65%	(1.51%)	1.78%	97%

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Funds45

Undiscovered Managers Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Undiscovered Managers Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund and Undiscovered Managers Small Cap Growth Fund (hereafter collectively referred to as the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended August 31, 2003 were audited by other independent auditors whose report, dated October 17, 2005, expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
October 25, 2005

Undiscovered Managers Funds57

Undiscovered Managers Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	114		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	114		Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	113	*	Director, Cardinal Health, Inc (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	114		Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	114		Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	113	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	113	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	114		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

Undiscovered Managers Funds58

ANNUAL REPORT AUGUST 31

2005

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	113	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2004; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	114		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1990.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	113	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	114		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2004; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	114	None.

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Undiscovered Managers Funds59

Undiscovered Managers Funds

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2004)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Undiscovered Managers Funds60

ANNUAL REPORT AUGUST 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

Undiscovered Managers Funds61

Undiscovered Managers Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2005, and continued to hold your shares at the end of the reporting period, August 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Undiscovered Managers Funds62

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During Period March 1 to August 31, 2005	Annualized Expense Ratio
BEHAVIORAL GROWTH FUND
Class A
Actual	$1,000.00	$1,072.30	$8.62	1.65%
Hypothetical	$1,000.00	$1,016.89	$8.39	1.65%
Class B
Actual	$1,000.00	$1,069.20	$11.21	2.15%
Hypothetical	$1,000.00	$1,014.37	$10.92	2.15%
Class C
Actual	$1,000.00	$1,069.20	$11.21	2.15%
Hypothetical	$1,000.00	$1,014.37	$10.92	2.15%
Institutional Class
Actual	$1,000.00	$1,073.60	$6.79	1.30%
Hypothetical	$1,000.00	$1,018.65	$6.61	1.30%
Investor Class
Actual	$1,000.00	$1,072.30	$8.20	1.57%
Hypothetical	$1,000.00	$1,017.29	$7.98	1.57%
BEHAVIORAL VALUE FUND
Class A
Actual	$1,000.00	$1,081.50	$8.39	1.60%
Hypothetical	$1,000.00	$1,017.14	$8.13	1.60%
Class B
Actual	$1,000.00	$1,078.90	$11.00	2.10%
Hypothetical	$1,000.00	$1,014.62	$10.66	2.10%
Class C
Actual	$1,000.00	$1,078.60	$11.00	2.10%
Hypothetical	$1,000.00	$1,014.62	$10.66	2.10%
Institutional Class
Actual	$1,000.00	$1,082.70	$7.35	1.40%
Hypothetical	$1,000.00	$1,018.18	$7.12	1.40%

Undiscovered Managers Funds63

Undiscovered Managers Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During Period March 1 to August 31, 2005	Annualized Expense Ratio
REIT FUND
Class A
Actual	$1,000.00	$1,152.70	$7.60	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Class B
Actual	$1,000.00	$1,150.30	$10.30	1.90%
Hypothetical	$1,000.00	$1,015.63	$9.65	1.90%
Class C
Actual	$1,000.00	$1,150.40	$10.30	1.90%
Hypothetical	$1,000.00	$1,015.63	$9.65	1.90%
Institutional Class
Actual	$1,000.00	$1,155.70	$5.43	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
SMALL CAP GROWTH FUND
Class A
Actual	$1,000.00	$1,033.50	$8.20	1.60%
Hypothetical	$1,000.00	$1,012.10	$8.13	1.60%
Institutional Class
Actual	$1,000.00	$1,035.50	$6.16	1.20%
Hypothetical	$1,000.00	$1,019.06	$6.11	1.20%

Undiscovered Managers Funds64

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of

Undiscovered Managers Funds65

Undiscovered Managers Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

attention given to the Funds by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are

Undiscovered Managers Funds66

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation, as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the Undiscovered Managers Behavioral Growth Fund was within a reasonable range of the Universe Group median.

Undiscovered Managers Funds67

Undiscovered Managers Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Trustees recognized that although the one-year performance of the Undiscovered Managers Behavioral Value Fund lagged that of its Universe Group, the Fund's three-year and five-year performance had been better than or within a reasonable range of the median of its Universe Group. The Trustees concluded after review and discussion that the performance did not result from investment management issues that required action. However, the Trustees accepted the Fund Chief Compliance Officer's recommendation that the Board's Equity Investment Sub-Committee would review the Fund's performance at each quarterly Board meeting until improved performance is demonstrated over a period of time.

The Trustees noted that the performance of the Undiscovered Managers REIT Fund was within a reasonable range of the Universe Group median.

The Trustees recognized that the one-year and three-year performance of the Undiscovered Managers Small Cap Growth Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly Board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, as were the total expenses when compared to the Universe Group. In this regard, the Trustees considered information related to the specifics of the structure and nature of the Fund, including the Sub-Advisory relationship.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, as were the total expenses when compared to the Universe Group. In this regard, the Trustees considered information related to the specifics of the structure and nature of the Fund, including the Sub-Advisory relationship.

The Trustees noted that although the Undiscovered Managers REIT Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the total actual expenses were within a reasonable range of the median of its Universe Group.

Undiscovered Managers Funds68

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Trustees noted that the Undiscovered Managers Small Cap Growth Fund's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, as were the total expenses when compared to the Universe Group. In this regard, the Trustees considered information related to the specifics of the structure and nature of the Fund, including the Sub-Advisory relationship.

Undiscovered Managers Funds69

Undiscovered Managers Funds

TAX LETTER (UNAUDITED)

Behavioral Growth Fund
Behavioral Value Fund
REIT Fund
Small Cap Growth Fund

Certain tax information for the Undiscovered Managers Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended August 31, 2005:

Dividends Received Deduction
FUND
Small Cap Growth Fund	6.27%

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
FUND
Behavioral Value Fund	$4,695
REIT Fund	$41,895
Small Cap Growth Fund	$4,797

Undiscovered Managers Funds70

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.undiscoveredmanagers.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.undiscoveredmanagers.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.undiscoveredmanagers.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-UM-805

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. October 2005.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of August 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2004 - $239,000
2005 - $160,780

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2003 – None
2004 – $9,397,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2004 - $28,000
2005 - $54,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2004 and August 31, 2005.

For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2004 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the pre-approval policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-Approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-Approval list must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent accountant are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – NONE

2005 – 67%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

J.P. Morgan Investor Services Co. began serving as the sub-administrator and, in such capacity, assisted with financial reporting for the period covered by this report. All pre-existing policies and procedures remain substantially the same.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
November 7, 2005